 Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by DLJ Mortgage Capital, Inc. (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted on loans with origination dates from August 1993 through November 2014 via files imaged and provided by the Client or its designee for review.

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(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from the originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

■	“Compliance Review”:	8,865 mortgage loans
■	“Collection Comment Review”:	8,865 mortgage loans
■	“Payment History Review”:	8,865 mortgage loans
■	“Tax and Title Review”:	8,865 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond

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the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (8,826 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
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b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii) confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);
■	Final application (1003);
■	Note;
■	Appraisal;
■	Sales contract;
■	Title/Preliminary Title;
■	Initial TIL;
■	Final TIL;
■	Final HUD-1;
■	Initial and final GFE’s;
■	Right of Rescission Disclosure;
■	Mortgage/Deed of Trust;
■	Mortgage Insurance;
■	Tangible Net Benefit Disclosure;
■	FACTA disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (39 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership Counselling (§1026.36):
i)	determine if the creditor obtained proof of homeownership Counselling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership Counselling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership Counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43€);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43€ (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan

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designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;

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iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history random sample population.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY (8,865 Mortgage Loans)

After review of the 8,865 mortgage loans, 7,351 mortgage loans (82.92%) had exceptions with 709 mortgage loans (8.00%) retaining rating agency grades of “C” or “D” and 6,642 mortgage loans (74.92%) retaining a grade of “B”. The remaining 1,514 mortgage loans (17.08%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

COMPLIANCE (8,865 Mortgage Loans)

Compliance: RA Grade	Loan Count	% of Loans
A	1,514	17.08%
B	6,642	74.92%
C	0	0.00%
D	709	8.00%
Total	8,865	100.00%

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REVIEW EXCEPTION SUMMARY (8,865 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	708
		Missing, Incorrect, or Incomplete Note	3
		Total Compliance Grade (D) Exceptions:	711
	B	Missing Application Date	4,512
		RESPA	4,066
		TILA	3,415
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1,216
		FACTA	1,171
		Missing, Incorrect, or Incomplete GFE	1,171
		Missing, Incorrect, or Incomplete Final TIL	931
		Misc. State Level	684
		Missing Non-Required Data	684
		LTV Test	444
		Missing Required Data (other than HUD-1 or Note)	299
		TIL-MDIA	265
		Safe Act	201
		State Late Charge	152
		State Defect	135
		Missing Required Data	121
		Final TIL Estimated	31
		Missing, Incorrect, or Incomplete HUD-1	10
		Missing, Incorrect, or Incomplete Final or Initial 1003	6
		Missing, Incorrect, or Incomplete Initial TIL	6
		Compliance	3
		Missing Disclosure	3
		ECOA	2
		Missing Document	1
		Legal / Regulatory / Compliance	1
		ATR/QM Defect	1
		Total Compliance Grade (B) Exceptions:	19,531
Total Compliance Exceptions:			20,242

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COLLECTION COMMENT REVIEW SUMMARY (8,865 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 7,712 mortgage loans (86.99%) triggered an EV1 or EV2 exception level, and 1,153 mortgage loans (13.01%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	5,949	67.11%
2	1,763	19.89%
3	1,153	13.01%
Total	8,865	100.00%

EV3 Exceptions	# Exceptions	% of Loans
Cease and Desist Request Received From Mortgagor or 3rd Party	17	0.19%
Collection Comments - Incomplete -	131	1.48%
Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	23	0.26%
Damaged Interior - Damage remains unresolved and no indication covered by insurance	26	0.29%
Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	121	1.36%
MI Not Being Paid As Required	776	8.75%
Mortgagor Working w/ 3rd Party Group	2	0.02%
Pay History - Incomplete - Missing	168	1.90%
There are indications of fraud on the loan.	4	0.05%
Title Issue -	1	0.01%
Vacant Property - Unsecured	5	0.06%
Verbal Dispute - No indication servicer ever responded and appears issue still active	10	0.11%
Total	1,284

PAYMENT HISTORY REVIEW SUMMARY (8,865 Mortgage Loans)

All 8,865 mortgage loans subjected to the Payment History Review were reviewed with a cutoff of 02/28/2019 and a 36-month lookback period. Of these loans, 2,612 mortgage loans (29.46%) showed no delinquency during the lookback period and had complete data.  6,085 mortgage loans (68.64%) showed at least one delinquency within the lookback period and had complete data.  57 mortgage loans (0.64%) showed no delinquency within the lookback period and had incomplete data. The remaining 111 mortgage loans (1.25%) showed at least one delinquency within the lookback period and had incomplete data. As of the cutoff date, all 8,865 mortgage loans (100.00%) were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	2,612	29.46%
No Delinquency, Missing Data	57	0.64%
Delinquency, Full History	6,085	68.64%
Delinquency, Missing Data	111	1.25%
Total	8,865	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	8,865	100.00%
Total	8,865	100.00%

TAX AND TITLE REVIEW SUMMARY (8,865 Mortgage Loans)

AMC Diligence, LLC Review

As part of the due diligence services, the Client provided AMC with identifying data on 8,865 mortgage loans. There were 693 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 238 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy. 15 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage, which could not be mitigated by reviewing Schedule B of the related title policy, and also had a senior lien encumbrance recorded before the recordation of the subject mortgage for which the related title policy did not cite the encumbrance on Schedule B. The remaining 440 mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, none of mortgage loans had the senior encumbrance cited on Schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 8,172 mortgage loans.

ADDITIONAL SUMMARY

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	7,334	82.73%
Adjustable	1,531	17.27%
Total	8,865	100.00%

Lien Position	Loan Count	% of Loans
1	8,865	100.00%
Total	8,865	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	1,514	17.08%
Cash Out: Home Improvement/Renovation	47	0.53%
Cash Out: Other/Multi-purpose/Unknown Purpose	1,514	17.08%
Limited Cash-Out	15	0.17%
First Time Home Purchase	1,943	21.92%
Other-than-first-time Home Purchase	1,675	18.89%
Rate/Term Refinance - Lender Initiated	5	0.06%
Rate/Term Refinance - Borrower Initiated	1,868	21.07%
Construction to Permanent	34	0.38%
Unavailable	250	2.82%
Total	8,865	100.00%

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Original Term	Loan Count	% of Loans
0-120 Months	13	0.15%
121-180 Months	353	3.98%
181-240 Months	216	2.44%
241-360 Months	8,145	91.88%
361+ Months	138	1.56%
Total	8,865	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	6,171	69.61%
Co-op	1	0.01%
Condo, Low Rise	577	6.51%
Condo, High Rise	44	0.50%
PUD	1,031	11.63%
Townhouse	45	0.51%
Single-wide Manufactured Housing	67	0.76%
1 Family Attached	141	1.59%
2 Family	262	2.96%
3 Family	50	0.56%
4 Family	25	0.28%
Unavailable	451	5.09%
Total	8,865	100.00%

Occupancy	Loan Count	% of Loans
Primary	8,275	93.34%
Investment	350	3.95%
Second Home	180	2.03%
Unknown	60	0.68%
Total	8,865	100.00%

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